LEASES (Notes)	12 Months Ended
Dec. 31, 2019
Leases [Abstract]
Leases
LEASES
Information about Norbord's ROU assets included in property, plant and equipment is as follows:

(US $ millions)	Land	Buildings	Production Equipment	Total
January 1, 2019	$3	$4	$17	$24
Additions	—	—	3	3
Depreciation	—	(1)	(8)	(9)
December 31, 2019	$3	$3	$12	$18

For the year, $3 million of payments related to short-term leases was included in cost of sales. For the year, finance costs included $1 million related to lease liabilities. For the year, total cash outflows related to all leases were $14 million.
Leases of certain production equipment contain residual value guarantees of the ROU assets at the end of the contract term. At period-end, the expected amount payable under these residual value guarantees was less than $1 million.